                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
SEEKS LONG-TERM CAPITAL APPRECIATION

KEMPER SMALL CAP
VALUE FUND

               "... Small-cap value stocks bore the brunt of the
            market's volatility, as both small-cap stocks and value
                 stocks moved out of favor with investors. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
Economic Overview
5
Performance Update
8
Industry Sectors
9
Largest Holdings
10
Portfolio Of
Investments
13
Report Of
Independent Auditors
14
Financial Statements
16
Notes Of
Financial Statements
20
Financial Highlights


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1998 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                 -15.69
CLASS B                                                 -16.45
CLASS C                                                 -16.37
LIPPER SMALL COMPANY GROWTH FUNDS CATEGORY AVERAGE*     -6.77
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

Investing in securities of small companies may involve a greater risk of loss and more abrupt fluctuations in market price than investments in larger companies.



--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                                  AS OF      AS OF
                                                11/30/98   11/30/97
--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND CLASS A              $17.80     $21.83
--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND CLASS B              $17.33     $21.46
--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND CLASS C              $17.39     $21.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 KEMPER SMALL CAP VALUE FUND
 RANKINGS AS OF 11/30/98
--------------------------------------------------------------------------------
 COMPARED TO ALL OTHER FUNDS IN THE LIPPER SMALL COMPANY GROWTH FUNDS CATEGORY*

                              CLASS A      CLASS B    CLASS C
--------------------------------------------------------------------------------
    1-YEAR                   #549 of       #562 of     #559 of
                            620 funds     620 funds   620 funds
--------------------------------------------------------------------------------
    3-YEAR                   #162 of       #196 of     #190 of
                            352 funds     352 funds  352 funds
--------------------------------------------------------------------------------
    5-YEAR                   #57 of          N/A        N/A
                            198 funds
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
 DURING THE FISCAL YEAR, KEMPER SMALL CAP VALUE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                        CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN                  $0.27     $0.27     $0.27
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN                   $0.43     $0.43     $0.43
--------------------------------------------------------------------------------

TERMS TO KNOW

KEMPER FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

Source: Morningstar, Inc., Chicago, IL. (312) 696-6000. The Morningstar Style Box is based on a software release date of 11/30/98. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

PLEASE NOTE THAT STYLE BOX ES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER SMALL CAP VALUE FUND IN THE SMALL VALUE CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time.

TWO-TIER MARKET Characteristic of a securities market in which most of the gains are represented by only a small group of companies. In 1998, a two-tier market existed in which only the largest growth-style stocks enjoyed particularly strong gains.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1999 begins. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1200-point range, up approximately 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence remained fairly high, although not quite as high as in 1997. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of 3 percent for the second half of 1998 and is anticipated to hover around 2 percent to 2.5 percent for the first half of 1999. The consumer price index
(CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                     NOW (12/31/98)       6 MONTHS AGO         1 YEAR AGO          2 YEARS AGO

10-year Treasury rate(1)                   4.65               5.50                 5.81               6.30
Prime rate(2)                              7.75               8.50                 8.50               8.25
Inflation rate(3)*                         1.55               1.75                 1.89               3.18
The U.S. dollar(4)                        -2.45               9.54                10.26               4.36
Capital goods orders(5)*                   7.82               9.52                 8.53               4.82
Industrial production(5)*                  1.47               5.10                 6.56               5.32
Employment growth(6)*                      2.28               2.65                 2.70               2.33



(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

       If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief -- but be on your toes in 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. More trauma in the White House, continuing disputes with Iraq or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

       Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of Dr. John E. Silvia as of January 4, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

PERFORMANCE UPDATE

[FORESTER PHOTO]

TOM FORESTER IS A CO-LEAD PORTFOLIO MANAGER OF KEMPER SMALL CAP VALUE FUND. FORESTER IS A PHI BETA KAPPA GRADUATE OF THE UNIVERSITY OF COLORADO, AND HOLDS A MASTER'S DEGREE IN MANAGEMENT FROM NORTHWESTERN UNIVERSITY'S J.L. KELLOGG GRADUATE SCHOOL OF MANAGEMENT. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

[STOKES PHOTO]

STEVE STOKES IS A CO-LEAD PORTFOLIO MANAGER OF KEMPER SMALL CAP VALUE FUND. STOKES RECEIVED A BACHELOR OF SCIENCE DEGREE IN FINANCE IN 1985 FROM STATE UNIVERSITY OF NEW YORK AT NEW PALTZ. A CHARTERED FINANCIAL ANALYST, HE IS A MEMBER OF THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH, THE FINANCIAL ANALYST FEDERATION AND THE NEW YORK SOCIETY OF SECURITIES ANALYSTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS WHEN USED AS SALES LITERATURE.

KEMPER SMALL CAP VALUE FUND STRUGGLED ALONG WITH THE REST OF THE SMALL CAP VALUE MARKET OVER THE PAST YEAR. LEAD PORTFOLIO MANAGERS STEVE STOKES AND TOM FORESTER EXPLAIN THE PSYCHOLOGY BEHIND THE UNDERPERFORMANCE OF SMALL CAP VALUE STOCKS AND THEIR STRATEGY IN MANAGING THE FUND THIS YEAR.

Q     IT SEEMED LIKE THE MARKET WAS QUITE VOLATILE THIS YEAR. COULD YOU EXPLAIN
WHY?

A     There are a lot of reasons for the volatility, but the underlying cause, we believe, has been the concern over the October 1997 crisis in Southeast Asia. Since that point, and especially through 1998, investors debated what the full impact of Asia would be on the markets. Each time a political or economic event took place, the market moved to extremes -- on both the buy and sell sides.

Q     WHAT ABOUT SMALL CAP VALUE STOCKS? HOW WERE THEY AFFECTED?

A     Small-cap value stocks bore the brunt of the market's volatility, as both small-cap stocks and value stocks moved out of the market's favor. You see, even though investors were concerned about the potential impact that the Asia crisis could have on the stock market, they still wanted to remain invested. To mitigate potential losses, investors seemed only to want to invest in securities that they deemed "safe." U.S. Treasuries benefited from this flight to quality, as did very large growth stocks with long histories of consistent earnings. For the most part, these stocks tended to be the largest technology and pharmaceutical companies like Microsoft, Dell, Pfizer and Merck. And individual investors also moved en masse into new Internet stocks like Amazon.com and Yahoo. Value-style stocks and even growth stocks from nearly every other industry sector were shunned by investors, causing a decline in market value and lackluster performance for all but the largest growth stocks, and new Internet stocks.

Q     HOW DID THE FUND PERFORM AGAINST THIS BACKDROP?

A     The fund did not perform well in the 12-month period, but in recent months its performance has improved. For the year ended November 30, 1998, the fund fell by 15.69 percent (Class A shares unadjusted for any sales charge), while the Russell 2000 Index of small company stocks was down 6.62 percent. We believe our underperformance was the result of several factors.

  First, as we mentioned previously, investors favored large growth stocks during the year in lieu of value stocks. They thought the growth stocks offered "safety" and "predictable earnings" and feared that value stocks would be battered should the economy begin to struggle. By their nature, value stocks tend to be more sensitive to the strength of the economy. A study we conducted during the year proved this by showing that the companies within the lowest price-to-earnings segment, as measured by quintiles, performed significantly worse than the overall market.

  We were also hurt by some sizable positions in sectors that underperformed our expectations -- energy and specialty finance. Energy stocks suffered during the year as warmer than average temperatures continued during most of the year and crude oil prices declined. The

PERFORMANCE UPDATE

financial services sector and our holdings suffered with the Russian debt crisis and fears of a credit crunch at home.

  Finally, the highly defensive utility industry was the strongest performing sector in the Russell 2000 in 1998 through November 30. Although we had some exposure to utilities, it was not enough to really benefit the fund. We had not expected utilities to perform so well and in hindsight wish we had invested more of the portfolio in that sector.


Q     WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND IN THIS DIFFICULT MARKET?

A     To preface, let us say that we don't think this two-tier market can continue forever. The prices of these very large growth stocks are tremendously high, and as they rise, it becomes more likely that the earnings of these companies will begin to disappoint investors' unrealistic expectations. When that happens, we believe both small cap stocks and value stocks in general will be poised for significant growth. But nobody can predict when that tide will turn.

  As small cap value investors, it would have been wrong for us to seek returns by jumping ship and investing in large growth stocks. That's not what we do, and it's not why people invest in this fund. Instead, we focused on looking for the best values we could find. And this depressed small cap market has produced plenty of value. We found a variety of great opportunities to invest in fundamentally sound and financially strong companies that are suffering only as a result of the current two-tiered market.


Q     CAN YOU EXPLAIN YOUR INVESTMENT PROCESS.

A     Basically, we look for companies that are out of favor with the market for what we believe are the wrong reasons. First, we screen potential candidates by their price-to-earnings multiple (P/E). We look for stocks that are priced low relative to their earnings stream. We also look for low price-to-book and price-to-cash flow ratios. We then consider the management of the company and decide whether we believe they can lead the company out of its current slump. The overall health of the industry and the market in general also come into play. We want to buy stocks that have the potential to gain significant value, not those that will just get cheaper.

  As we've discussed, this year has been difficult, but it has presented us with great opportunities to buy companies that we believe will be only temporarily depressed. Patience is the key to this strategy. As much as we would like for the investment environment to change overnight, we know that's not likely. And it's also unlikely that the performance of the companies in our portfolio will change that quickly. However, we do believe we have built a portfolio of good, strong companies that have the potential for a long period of growth ahead of them.


Q     WHAT COMPANIES DID YOU ADD THIS YEAR THAT PRESENT THE MOST UPSIDE
POTENTIAL?

A     During the year we added a lot of new names to the portfolio -- 47 to be exact. The stocks came from a variety of sectors and many provided exceptional returns. Some of the top performers included Inter-Tel Inc., a digital communications firm; Southdown Inc., a manufacturer of concrete products; and Xylan Corp., a technical service provider for computer service and telecommunication companies. We continue to search for good long-term values, and feel that these portfolio additions offer excellent appreciation potential.


Q     WERE THERE ANY COMPANIES THAT REALLY DISAPPOINTED YOU THIS YEAR?

A     There were several companies whose performance fell below what we would have expected, even given the volatile two-tier market. As previously noted, our investments within the oil and gas and specialty finance segments all performed poorly. Company-specific disappointments in other sectors included Birmingham Steel Corp., a steel producer; Breed Technologies, a seat-belt manufacturer; Budget Group, a car rental company and Genesis Health Ventures, a health care network for senior citizens.


Q     WHAT DO YOU EXPECT FROM THE MARKETS IN 1999, AND HOW WILL YOU POSITION THE
FUND?

A     We expect that the volatility will continue as economic and political events are debated. We'll continue to manage the fund conservatively, while maintaining our value discipline. Our philosophy is built on long-term empirical evidence that low-P/E investing within the small cap market has historically provided above average returns. This year proved to be challenging for value investors, but has only magnified the discrepancy in valuations among growth versus value and large versus small that currently exists. We expect that the market euphoria surrounding the high-growth segments of the market such as the Internet will give way to a return to fundamental valuation techniques, which will favor our investment style.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED NOVEMBER 30, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                    1-YEAR   3-YEAR   5-YEAR   LIFE OF CLASS
---------------------------------------------------------------------------------------------------
    KEMPER SMALL CAP VALUE FUND
    CLASS A                         -20.54%   8.93%   13.06%       12.60%       (since 5/22/92)
 ...................................................................................................
    KEMPER SMALL CAP VALUE FUND
    CLASS B                         -18.88    9.53      n/a         6.32        (since 9/11/95)
 ...................................................................................................
    KEMPER SMALL CAP VALUE FUND
    CLASS C                         -16.37   10.27      n/a         6.98        (since 9/11/95)
 ...................................................................................................

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 5/22/92 to 11/30/98

                                                 KEMPER SMALL CAP VALUE
                                                      FUND CLASS A1            RUSSELL 2000 INDEX'        CONSUMER PRICE INDEX"
                                                 ----------------------        -------------------        ---------------------
5/22/92                                                 10000.00                    10000.00                    10000.00
                                                         9576.00                     9527.00                    10036.00
                                                         9661.00                     9802.00                    10115.00
                                                        11297.00                    12907.00                    10157.00
                                                        11332.00                    14306.00                    10279.00
                                                        11106.00                    14396.00                    10336.00
                                                        11278.00                    12828.00                    10387.00
                                                        11584.00                    15508.00                    10437.00
                                                        11302.00                    17421.00                    10537.00
                                                        11548.00                    19157.00                    10594.00
                                                        12542.00                    21402.00                    10694.00
12/31/94                                                11601.00                    22871.00                    10716.00
                                                        12910.00                    18682.00                    10838.00
                                                        15030.00                    21283.00                    10916.00
                                                        16652.00                    18675.00                    10966.00
                                                        16623.00                    18560.00                    10988.00
                                                        18951.00                    20397.00                    11145.00
                                                        19868.00                    24240.00                    11217.00
                                                        20294.00                    30849.00                    11296.00
12/31/96                                                21544.00                    36653.00                    11353.00
                                                        21014.00                    32361.00                    11453.00
                                                        24232.00                     9936.00                    11475.00
                                                        26942.00                    10519.00                    11539.00
                                                        25857.00                    13133.00                    11546.00
                                                        28344.00                    14896.00                    11611.00
                                                        26479.00                    14426.00                    11668.00
                                                        20106.00                    14426.00                    11711.00
11/30/98                                                21691.00                    14620.00                    11739.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class B shares from 9/11/95 to 11/30/98

                                                 KEMPER SMALL CAP VALUE
                                                      FUND CLASS B1            RUSSELL 2000 INDEX'        CONSUMER PRICE INDEX"
                                                 ----------------------        -------------------        ---------------------
9/11/95                                                 10000.00                    10000.00                    10000.00
                                                         9777.78                    10179.00                    10020.00
                                                         9748.46                    11997.00                    10039.00
                                                        11088.20                    12728.00                    10183.00
                                                        11606.90                    13288.00                    10249.00
                                                        11823.00                    14867.00                    10320.00
12/31/96                                                12532.70                    12804.00                    10373.00
                                                        12201.10                    14288.00                    10464.00
                                                        14025.10                    19181.00                    10484.00
                                                        15551.90                    21283.00                    10543.00
12/31/97                                                14895.30                    21846.00                    10549.00
                                                        16289.50                    23189.00                    10608.00
                                                        15188.70                    18405.00                    10661.00
                                                        11500.50                    21817.00                    10700.00
11/30/98                                                12186.60                    19529.00                    10726.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class C shares from 9/11/95 to 11/30/98

                                                 KEMPER SMALL CAP VALUE
                                                      FUND CLASS C1            RUSSELL 2000 INDEX'        CONSUMER PRICE INDEX"
                                                 ----------------------        -------------------        ---------------------
9/11/95                                                 10000.00                    10000.00                    10000.00
                                                         9778.00                    10179.00                    10020.00
                                                         9749.00                    11997.00                    10039.00
                                                        11095.00                    12728.00                    10183.00
                                                        11614.00                    13288.00                    10249.00
                                                        11851.00                    14867.00                    10320.00
12/31/96                                                12554.00                    12804.00                    10373.00
                                                        12229.00                    14288.00                    10464.00
                                                        14053.00                    19181.00                    10484.00
                                                        15580.00                    21283.00                    10543.00
12/31/97                                                14930.00                    21846.00                    10549.00
                                                        16331.00                    23189.00                    10608.00
                                                        15230.00                    18405.00                    10661.00
                                                        11535.00                    21817.00                    10700.00
11/30/98                                                12429.00                    19529.00                    10726.00

  PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE
  RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES
  WILL FLUCTUATE SO THAT THE SHARES, WHEN
  REDEEMED, MAY BE WORTH MORE OR LESS THAN
  ORIGINAL COST.

 *Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends and, where indicated, adjustment for the maximum sales charge. The maximum sales charge for class a shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have no sales charge adjustment, but redemptions within one year of purchase may be subject to a contingent deferred sales charge of 1%. Share classes invest in the same underlying portfolio.
  Average annual total return reflects annualized change while total return reflects aggregate change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional
  Information and the Financial Highlights at the end of this report.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS
    AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE
    FOR CLASS A SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF THE
    PERIOD FOR B SHARES. IN COMPARING KEMPER SMALL
    CAP VALUE FUND TO THE RUSSELL 2000 INDEX+ AND
    THE CONSUMER PRICE INDEX++, YOU SHOULD NOTE
    THAT THE FUND'S PERFORMANCE REFLECTS THE
    DEDUCTION OF THE MAXIMUM SALES CHARGE, WHILE
    NO SUCH CHARGES ARE REFLECTED IN THE
    PERFORMANCE OF THE INDEXES.

 +The Russell 2000 Index is an unmanaged
  capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 index. Source is Lipper Analytical Services,
  Inc. investors cannot actually make investments in this index.

++The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is TowersData.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON NOVEMBER 30, 1998, AND ON NOVEMBER 30, 1997

                                  [BAR GRAPH]

                                                                KEMPER SMALL CAP VALUE FUND        KEMPER SMALL CAP VALUE FUND
                                                                        ON 11/30/98                        ON 11/30/97
                                                                ---------------------------        ---------------------------
Capital goods                                                              24.10                              22.80
Finance                                                                    23.80                              25.50
Consumer nondurables                                                       17.60                              18.10
Energy                                                                      7.20                               8.90
Technology                                                                  6.50                               9.80
Transportation                                                              6.40                               4.90
Basic industries                                                            5.40                               0.00
Utilities                                                                   3.40                               0.70
Health care                                                                 3.10                               4.20
Other                                                                       2.50                               5.10
Consumer durables                                                           0.00                               0.00

A COMPARISON WITH THE RUSSELL 2000 INDEX*

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER SMALL CAP VALUE FUND REPRESENTED ON NOVEMBER 30, 1998, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 2000 INDEX.

                                  [BAR GRAPH]

                                                                KEMPER SMALL CAP VALUE FUND
                                                                        ON 11/30/98                     RUSSELL 2000 INDEX
                                                                ---------------------------             ------------------
Capital goods                                                              24.10                               8.30
Finance                                                                    23.80                              23.10
Consumer nondurables                                                       17.60                              20.50
Energy                                                                      7.20                               4.10
Technology                                                                  6.50                              17.80
Transportation                                                              6.40                               2.60
Basic industries                                                            5.40                               6.10
Utilities                                                                   3.40                               5.10
Health care                                                                 3.10                               9.40
Other                                                                       2.50                               0.20
Consumer durables                                                           0.00                               2.80

*The Russell 2000 Index is a capitalization weighted price only index which is comprised of 2000 of the smallest stocks on the basis of capitalization in the Russell 3000 Index.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 14.2 percent of the fund's total net assets on November 30, 1998

HOLDINGS                                                                     PERCENT
------------------------------------------------------------------------------------
1.          JONES INTERCABLE              Engaged in acquiring, developing     2.0%
                                          and operating cable television
                                          systems.
------------------------------------------------------------------------------------
2.          HUTCHINSON TECHNOLOGY         World's leading supplier of          1.6%
                                          suspension assemblies for rigid
                                          disk drives.
------------------------------------------------------------------------------------
3.          ELCOR                         One of the leading manufacturers     1.5%
                                          of residential premium laminated
                                          fiberglass asphalt roofing
                                          shingles and proprietary finishes
                                          for original equipment and
                                          recycled diesel engine cylinder
                                          liners for the railroad, marine
                                          and stationary power industries.
------------------------------------------------------------------------------------
4.          VALLASSIS COMMUNICATIONS      A leading sales promotion            1.4%
                                          company, offering the broadest
                                          array of consumer promotion
                                          techniques.
------------------------------------------------------------------------------------
5.          CONMED                        Develops, manufactures and           1.4%
                                          markets disposable
                                          electrosurgical instruments and
                                          accessories, electrosurgical
                                          generators and disposable medical
                                          devices for monitoring.
------------------------------------------------------------------------------------
6.          HMT TECHNOLOGY                Supplies high-performance thin       1.4%
                                          film disks for high-end,
                                          high-capacity hard disk drives,
                                          which in turn are used in
                                          high-end personal computers,
                                          network servers and workstations.
------------------------------------------------------------------------------------
7.          FORTRESS INVESTMENT           Opportunistically invests in         1.3%
                                          undervalued real estate-related
                                          assets, both domestic and
                                          international.
------------------------------------------------------------------------------------
8.          BRIGGS & STRATTON             Produces air cooled gasoline         1.2%
                                          engines for outdoor power.
------------------------------------------------------------------------------------
9.          FREMONT GENERAL               Engaged through subsidiaries in      1.2%
                                          writing life, property and
                                          casualty insurance and
                                          reinsurance, and in asset-based
                                          lending and leasing to small and
                                          medium-sized businesses.
------------------------------------------------------------------------------------
10.         YOUNG BROADCASTING            Owns network-affiliated TV           1.2%
                                          stations and one independent TV
                                          station.
------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

Portfolio of Investments at November 30, 1998 (Dollars in thousands)



---------------------------------------------------------------------------------------------------------

                                                                                    Number of
 Common stocks                                                                       shares         Value
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
CAPITAL GOODS--4.7%
                               Albany International Corp.                              324,486   $  6,165
                         (a)   Alliant Techsystems, Inc.                               109,400      8,335
                               Apogee Enterprises, Inc.                                694,900      8,599
                               Kaydon Corp.                                             45,600      1,610
                         (a)   Lydall, Inc.                                            452,700      5,744
                         (a)   MasTec, Inc.                                            400,000      9,300
                               Robbins & Myers                                          68,100      1,362
                               Southdown, Inc.                                          88,200      5,138
                               --------------------------------------------------------------------------
                                                                                                   46,253
---------------------------------------------------------------------------------------------------------
CONSUMER
DISCRETIONARY--14.2%
                         (a)   AMC Entertainment, Inc.                                 436,800      7,316
                               Applebee's International                                432,500      8,893
                               Brown Group, Inc.                                       458,900      8,232
                         (a)   Brylane, Inc.                                           356,400      5,658
                         (a)   Budget Group, Inc.                                      295,200      3,690
                         (a)   Carmike Cinemas, Inc.                                   201,300      4,026
                         (a)   CDI Corp.                                               143,300      3,842
                         (a)   Dollar Thrifty Automotive Group                         849,200     10,615
                               First Brands Corp.                                      238,700      8,936
                         (a)   Footstar, Inc.                                          114,900      2,801
                               Four Seasons Hotels, Ltd.                               195,500      5,217
                               Harman International Industries                         227,500      9,711
                               Herbalife International, 'A'                            154,366      1,823
                               Herbalife International, 'B'                            308,733      2,991
                         (a)   Lone Star Steakhouse & Saloon                           268,200      2,045
                         (a)   Modis Professional Services, Inc.                       640,600      7,647
                         (a)   Pacific Sunwear of California, Inc.                     260,100      3,918
                               Springs Industries, Inc.                                211,100      8,220
                         (a)   Superior Services, Inc.                                 174,300      3,203
                               True North Communication, Inc.                          167,500      4,711
                         (a)   Vallassis Communications                                326,400     13,994
                         (a)   Young Broadcasting Corp.                                325,200     11,585
                               --------------------------------------------------------------------------
                                                                                                  139,074
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--2.9%
                         (a)   Fresh Del Monte Produce, Inc.                           456,100     10,034
                         (a)   Performance Food Group                                  362,500      8,881
                               Richfood Holdings                                       299,400      5,558
                         (a)   Swisher International Group, Inc.                       570,000      3,562
                               --------------------------------------------------------------------------
                                                                                                   28,035
---------------------------------------------------------------------------------------------------------
ENERGY--5.4%
                         (a)   Basin Exploration, Inc.                                 368,600      4,285
                         (a)   Chieftain International, Inc.                           441,700      7,067
                               Cross Timbers Oil Co.                                   341,700      3,887
                               Giant Industries                                        214,600      2,562
                               KCS Energy                                              484,900      1,940
                         (a)   Newpark Resources                                       547,200      4,036
                         (a)   Nuevo Energy Co.                                        355,700      5,269
                         (a)   Seitel, Inc.                                            494,800      6,618
                         (a)   Tesoro Petroleum Corp.                                  630,000      8,387
                               USEC, Inc.                                              543,500      7,371
                         (a)   Veritas DGC, Inc.                                        94,600      1,384
                               --------------------------------------------------------------------------
                                                                                                   52,806
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--23.3%
                         (a)   Acceptance Insurance Cos.                               355,100      6,991
                               Apartment Investment & Mgmt. Co.                        196,038      6,714
                               Associated Banc Corp.                                   191,111      6,522
                               Chartwell Re Corp.                                      252,500      6,975
                               Commercial Federal Corp.                                350,750      8,045
                               Compass Bancshares                                      174,500      6,500


--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS


---------------------------------------------------------------------------------------------------------

                                                                                    Number of
 Common stocks                                                                       shares         Value
---------------------------------------------------------------------------------------------------------
                         (a)   Contifinancial Corp.                                    455,600      2,534
                               Cullen Frost Bankers                                    123,000      6,596
                               Fortress Investment Corp.                               750,000     13,031
                               Fremont General Corp.                                   231,500     11,662
                               HCC Insurance Holdings                                  282,000      5,235
                         (a)   Headland Mortgage Co.                                   461,200      7,667
                               Health Care Property Investors, Inc.                    259,700      8,197
                               HUBCO, Inc.                                             158,161      4,270
                               Imperial Credit Mortgage Holdings                       418,700      4,135
                               LandAmerica Financial Group                             115,000      7,051
                         (a)   MONY Group, Inc.                                        170,600      5,278
                               Nationwide Health Properties                            501,700     11,226
                               North Fork Bancorp                                      354,920      7,475
                               Omega Healthcare Investors                              356,600     10,832
                               Pacific Bank, N.A.                                       78,500      3,375
                               Peoples Heritage Financial Group                        519,100     10,642
                               Philips International Realty Corp.                      366,700      5,684
                               Prentiss Properties Trust                               492,800     10,718
                               Redwood Trust                                           301,000      4,346
                               Reliance Group Holdings, Inc.                           617,900      8,612
                               Resource Bancshares Mortgage Group                      781,200     10,741
                         (a)   Scottish Annuity & Life Holdings, Ltd.                  143,700      1,814
                               Sovereign Bancorp                                       231,332      2,964
                         (a)   UniCapital Corp.                                        398,700      3,289
                               UST Corp.                                                90,000      2,227
                               W.R. Berkley Corp.                                      224,500      7,521
                               Webster Financial Corp.                                 339,800      9,429
                               --------------------------------------------------------------------------
                                                                                                  228,298
---------------------------------------------------------------------------------------------------------
HEALTH CARE--2.0%
                         (a)   Genesis Health Ventures                                 665,400      6,363
                         (a)   Hologic, Inc.                                           490,500      6,407
                         (a)   Sola International                                      452,600      7,185
                               --------------------------------------------------------------------------
                                                                                                   19,955
---------------------------------------------------------------------------------------------------------
MATERIALS
AND PROCESSING--15.1%
                               AK Steel Holding Corp.                                  304,000      5,833
                               AMCOL International                                     800,000      8,500
                               Ball Corp.                                              178,600      7,635
                               Birmingham Steel Corp.                                  429,550      2,094
                         (a)   BuckeyeTechnologies, Inc.                               441,000      8,599
                               Carpenter Technology Corp.                              276,900      9,778
                         (a)   CONMED Corp.                                            509,700     13,889
                         (a)   Elcor Corp.                                             479,150     14,794
                               Flowserv Corp.                                          463,513      8,227
                               Furon Co.                                               650,000     11,172
                               Intermet Corp.                                          711,500      9,739
                         (a)   Lone Star Technologies                                  480,500      4,685
                               Mississippi Chemical Corp.                              714,200     11,249
                               Quanex Corp.                                            366,000      6,565
                         (a)   Shaw Group                                              415,100      3,684
                         (a)   Stillwater Mining Co.                                    31,200      1,141
                               Trinity Industries, Inc.                                280,500     10,852
                               Wyman-Gordon Co.                                        632,000      9,875
                               --------------------------------------------------------------------------
                                                                                                  148,311
---------------------------------------------------------------------------------------------------------
PRODUCER DURABLES--6.0%
                               Belden, Inc.                                            417,300      7,042
                               Blount, Inc.                                            400,100      9,252
                               Briggs & Stratton Corp.                                 241,400     12,176
                               Del Webb Corp.                                          277,500      7,354
                               General Cable Corp.                                     366,900      6,971


--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

---------------------------------------------------------------------------------------------------------
                                                                                    Number of
 Common stocks                                                                       shares         Value
---------------------------------------------------------------------------------------------------------
                               Stewart & Stevenson Services                            592,500      5,888
                               Watts Industries, Inc.                                  538,000     10,188
                               --------------------------------------------------------------------------
                                                                                                   58,871
---------------------------------------------------------------------------------------------------------
TECHNOLOGY--6.8%
                         (a)   Benchmark Electronics                                   339,800      8,495
                         (a)   Burr Brown Corp.                                        315,750      7,460
                         (a)   Etec Systems                                            173,800      5,714
                         (a)   HMT Technology Corp.                                  1,167,200     13,277
                         (a)   Hutchinson Technology                                   505,100     15,627
                         (a)   Inter-Tel, Inc.                                         363,300      8,719
                         (a)   Tech-Sym Corp.                                          154,500      3,872
                         (a)   Xylan Corp.                                             181,300      3,286
                               --------------------------------------------------------------------------
                                                                                                   66,450
---------------------------------------------------------------------------------------------------------
TRANSPORTATION--7.9%
                               Airborne Freight Corp.                                  289,900      7,737
                         (a)   America West Holdings Corp.                             564,000      7,967
                               Borg-Warner Automotive, Inc.                            192,800      9,616
                         (a)   Breed Technologies, Inc.                                232,000      1,566
                         (a)   Coltec Industries, Inc.                                 585,300     11,304
                         (a)   Eagle USA Freight                                       206,900      3,931
                               Fleetwood Enterprises                                   316,900     10,676
                               Myers Industries                                        391,890      8,818
                               Royal Nedlloyd Group, ADR                               642,300      4,336
                               Teekay Shipping Corp.                                   231,400      4,180
                         (a)   Wisconsin Central Transportation Corp.                  419,300      7,600
                               --------------------------------------------------------------------------
                                                                                                   77,731
---------------------------------------------------------------------------------------------------------
UTILITIES--3.9%
                               Atmos Energy Corp.                                      200,200      6,131
                         (a)   El Paso Electric                                        435,200      4,026
                         (a)   Jones Intercable, Inc.                                  627,200     19,482
                               TNP Enterprises, Inc.                                   220,900      8,394
                               --------------------------------------------------------------------------
                                                                                                   38,033
---------------------------------------------------------------------------------------------------------
OTHER--2.4%
                               Standard & Poor's Midcap 400 Depositary Receipts        350,200     23,463
                               --------------------------------------------------------------------------
                               --------------------------------------------------------------------------
                               TOTAL COMMON STOCKS--94.6%
                               (COST: $988,235)                                                   927,280




-----------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS--5.4%
                                                                           Principal amount     Value
-----------------------------------------------------------------------------------------------------


                               YIELD--4.81% TO 5.30%
                               DUE--DECEMBER
                               UBS Finance, Inc.                                    22,500     22,494
                               Other                                                30,500     30,432
                               ----------------------------------------------------------------------
                               TOTAL MONEY MARKET INSTRUMENTS--5.4%
                               (COST: $52,928)                                                 52,926
                               ----------------------------------------------------------------------
                               ----------------------------------------------------------------------
                               TOTAL INVESTMENTS--100.0%
                               (Cost: $1,041,164)                                             980,206
                               ----------------------------------------------------------------------
                               CASH AND OTHER ASSETS, LESS LIABILITIES--.0%                       270
                               ----------------------------------------------------------------------
                               NET ASSETS--100%                                              $980,476
                               ----------------------------------------------------------------------


--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security

Based on the cost of investments of $0 for federal income tax purposes at November 30, 1998, the gross unrealized appreciation was $0, the gross unrealized depreciation was $0 and the net unrealized depreciation on investments was $0.

See accompanying Notes to Financial Statements.

                                                  Report of Independent Auditors

The Board of Directors and Shareholders

Kemper Contrarian Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Contrarian Fund as of November 30, 1998, and the related statements of operations for the year then ended and changes in net assets for the year then ended and the eleven months ended November 30, 1997 and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years ended December 31, 1994 were audited by other auditors whose report dated January 19, 1995 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Contrarian Fund at November 30, 1998, the results of its operations for the year then ended, the changes in net assets for the year then ended and the eleven months ended November 30, 1997 and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
January 19, 1999

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

November 30, 1998
(IN THOUSANDS)

----------------------------------------------------
 ASSETS
----------------------------------------------------
Investments, at value
(Cost: $1,041,164)                        $  980,141
----------------------------------------------------
Cash                                              32
----------------------------------------------------
Receivable for:
  Investments sold                             7,824
----------------------------------------------------
  Fund shares sold                             2,354
----------------------------------------------------
  Dividends                                      990
----------------------------------------------------
    TOTAL ASSETS                             991,341
----------------------------------------------------
----------------------------------------------------
 LIABILITIES AND NET ASSETS
----------------------------------------------------
Payable for:
  Investments purchased                        3,099
----------------------------------------------------
  Fund shares redeemed                         5,845
----------------------------------------------------
  Management fee                                 602
----------------------------------------------------
  Distribution services fee                      305
----------------------------------------------------
  Administrative services fee                    219
----------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                               850
----------------------------------------------------
  Directors' fees and other                       10
----------------------------------------------------
    Total liabilities                         10,930
----------------------------------------------------
NET ASSETS                                $  980,411
----------------------------------------------------
----------------------------------------------------
 ANALYSIS OF NET ASSETS
----------------------------------------------------
Paid-in capital                           $1,061,403
----------------------------------------------------
Accumulated net realized loss on
investments                                  (19,969)
----------------------------------------------------
Net unrealized depreciation on
investments                                  (61,023)
----------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                               $  980,411
----------------------------------------------------
----------------------------------------------------
 THE PRICING OF SHARES
----------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price
  per share ($489,734  DIVIDED BY 27,510
  shares outstanding)                         $17.80
----------------------------------------------------
  Maximum offering price per share
 (net asset value, plus 6.10% of net asset
  value or 5.75% of offering
  price)                                      $18.89
----------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share ($390,043 DIVIDED BY
  22,505 shares outstanding)                  $17.33
----------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share ($91,473 DIVIDED BY
  5,261 shares outstanding)                   $17.39
----------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price
  per share ($9,161  DIVIDED BY 505
  shares outstanding)                         $18.13
----------------------------------------------------



See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended November 30, 1998
(IN THOUSANDS)



---------------------------------------------------
 INVESTMENT INCOME
---------------------------------------------------
  Dividends                               $  13,817
---------------------------------------------------
  Interest                                    5,019
---------------------------------------------------
    Total investment income                  18,836
---------------------------------------------------
Expenses:
  Management fee                              8,166
---------------------------------------------------
  Distribution services fee                   4,096
---------------------------------------------------
  Administrative services fee                 2,749
---------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                            5,142
---------------------------------------------------
  Reports to shareholders                       360
---------------------------------------------------
  Registration fees                             262
---------------------------------------------------
  Professional fees                              25
---------------------------------------------------
  Directors' fees and other                      52
---------------------------------------------------
    Total expenses                           20,852
---------------------------------------------------
NET INVESTMENT LOSS                          (2,016)
---------------------------------------------------
---------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
---------------------------------------------------
 Net realized loss on sales of
 investments                                (14,597)
---------------------------------------------------
 Net realized loss from futures
 transactions                                (1,515)
---------------------------------------------------
   Net realized loss                        (16,112)
---------------------------------------------------
 Change in net unrealized depreciation
 on investments                            (175,453)
---------------------------------------------------
Net loss on investments                    (191,565)
---------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $(193,581)
---------------------------------------------------




STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)



                                                          ELEVEN MONTHS
                                           YEAR ENDED         ENDED
                                          NOVEMBER 30,    NOVEMBER 30,
                                              1998            1997

-----------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------
 Net investment income (loss)            $       (2,016 )           795
-----------------------------------------------------------------------
 Net realized gain (loss)                       (16,112 )        35,631
-----------------------------------------------------------------------
 Change in net unrealized appreciation
 (depreciation)                                (175,453 )        92,608
-----------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                      (193,581 )       129,034
-----------------------------------------------------------------------
Distribution from net realized gain             (37,724 )            --
-----------------------------------------------------------------------
Net increase (decrease) from capital
share transactions                              (51,428 )       860,888
-----------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (282,733 )       989,922
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------
Beginning of period                           1,263,144         273,222
-----------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment
income
of $866 in 1997)                         $      980,411       1,263,144
-----------------------------------------------------------------------



See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1  DESCRIPTION OF THE        Kemper Small Cap Value Fund (the fund) is a
   FUND                      separate series of Kemper Value Series, Inc. (KVS),
                             an open-end management investment company organized as a corporation in the state of Maryland. KVS is authorized to issue three billion shares of $.01 par value common stock.

                             The fund currently offers four classes of shares.
                             Class A shares are sold to investors subject to an
                             initial sales charge. Class B shares are sold
                             without an initial sales charge but are subject to
                             higher ongoing expenses than Class A shares and a
                             contingent deferred sales charge payable upon
                             certain redemptions. Class B shares automatically
                             convert to Class A shares six years after issuance.
                             Class C shares are sold without an initial sales
                             charge but are subject to higher ongoing expenses
                             than Class A shares and a contingent deferred sales
                             charge payable upon certain redemptions within one
                             year of purchase. Class C shares do not convert
                             into another class. Class I shares are sold to a
                             limited group of investors, are not subject to
                             initial or contingent deferred sales charges and
                             have lower ongoing expenses than other classes.
                             Differences in class expenses will result in the
                             payment of different per share income dividends by
                             class. All shares of the fund have equal rights
                             with respect to voting, dividends and assets,
                             subject to class specific preferences.
--------------------------------------------------------------------------------
  2 SIGNIFICANT              INVESTMENT VALUATION. Investments are stated at
    ACCOUNTING POLICIES      value. Portfolio securities which are traded on
                             U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq) for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Futures contracts are valued at the most recent settlement price. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS


                             net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 1998, the fund had a tax basis net capital loss carryforward of approximately $7,348,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period ended 2006. In addition, from November 1, 1998 through November 30, 1998 the fund incurred approximately $11,442,000 of net realized capital losses. As permitted by tax regulations, the fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 1999.

                             DIVIDENDS TO SHAREHOLDERS. The fund generally
                             declares and pays dividends of net investment
                             income and net realized capital gains annually,
                             which are recorded on the ex-dividend date.
                             Dividends are determined in accordance with income
                             tax principles which may treat certain transactions
                             differently from generally accepted accounting
                             principles.
--------------------------------------------------------------------------------
3 TRANSACTIONS WITH          MANAGEMENT AGREEMENT. The fund has a management
  AFFILIATES                 agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The fund pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $8,166,000 for the year ended November 30, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurichs businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the funds investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:



                                                         COMMISSIONS ALLOWED
                                        COMMISSIONS            BY KDI
                                         RETAINED    ---------------------------
                                          BY KDI     TO ALL FIRMS  TO AFFILIATES
                                        -----------  ------------  -------------

Year ended November 30, 1998             $  233,000     2,515,000         57,000

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:



                                        DISTRIBUTION FEES     COMMISSIONS AND
                                           AND CDSC       DISTRIBUTION FEES PAID
                                         RECEIVED BY KDI      BY KDI TO FIRMS
                                      -----------------  ----------------------

Year ended November 30, 1998             $     4,993,000             5,690,000



                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid by the fund are as follows:



                                           ASF PAID BY      ASF PAID BY
                                         THE FUND TO KDI  BY KDI TO FIRMS
                                         ---------------  ---------------



Year ended November 30, 1998             $   2,749,000        2,586,000



                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $4,007,000 for the year ended November 30, 1998.

                             OFFICERS AND DIRECTORS. Certain officers or
                             directors of the fund are also officers or
                             directors of Scudder Kemper. For the year ended November 30, 1998, the fund made no payments to its officers and incurred directors' fees of $48,000 to independent directors.
--------------------------------------------------------------------------------

4 INVESTMENT                 For the year ended November 30, 1998, investment
  TRANSACTIONS               transactions (excluding short-term instruments) are
                             as follows (in thousands):



Purchases                                 $519,174
Proceeds from sales                        542,149

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5  CAPITAL SHARE TRANSACTIONS     The following table summarizes the activity in
                                  capital shares of the fund (in thousands):




                                                                ELEVEN MONTHS
                                            YEAR ENDED             ENDED
                                          NOVEMBER 30, 1998    NOVEMBER 30, 1997
                                         ------------------   ------------------
                                         SHARES     AMOUNT    SHARES     AMOUNT

--------------------------------------------------------------------------------
 SHARES SOLD
--------------------------------------------------------------------------------
 Class A                                  20,519   $411,778    31,605   $631,847
--------------------------------------------------------------------------------
 Class B                                   8,848    179,219    15,839    315,709
--------------------------------------------------------------------------------
 Class C                                   2,452     50,136     3,966     79,927
--------------------------------------------------------------------------------
 Class I                                     306      6,403       763     15,563
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
--------------------------------------------------------------------------------
 Class A                                     902     18,655        --         --
--------------------------------------------------------------------------------
 Class B                                     590     11,977        --         --
--------------------------------------------------------------------------------
 Class C                                     116      2,362        --         --
--------------------------------------------------------------------------------
 Class I                                      23        476        --         --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SHARES REDEEMED
--------------------------------------------------------------------------------
 Class A                                (28,336)  (579,143)   (6,002)  (125,310)
--------------------------------------------------------------------------------
 Class B                                 (5,452)  (105,691)   (1,879)   (35,807)
--------------------------------------------------------------------------------
 Class C                                 (1,933)   (37,381)     (444)    (9,013)
--------------------------------------------------------------------------------
 Class I                                   (491)   (10,219)     (585)   (12,028)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 CONVERSION OF SHARES
--------------------------------------------------------------------------------
 Class A                                    688     14,254       212      4,601
--------------------------------------------------------------------------------
 Class B                                   (703)   (14,254)     (215)    (4,601)
--------------------------------------------------------------------------------
 NET INCREASE (DECREASE) FROM CAPITAL
 SHARE TRANSACTIONS                               $(51,428)            $860,888
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS



                                         ----------------------------------------------------
                                                               CLASS A
                                         ----------------------------------------------------
                                                       ELEVEN MONTHS    YEAR ENDED DECEMBER
                                          YEAR ENDED       ENDED                31,
                                         NOVEMBER 30,  NOVEMBER 30,    ----------------------
                                             1998          1997        1996    1995    1994

---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period     $   21.83         18.28       14.50   10.85   11.23
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 .06           .05         .14    (.02)     --
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                     (3.39   )      3.50        4.14    4.64     .02
---------------------------------------------------------------------------------------------
Total from investment operations             (3.33   )      3.55        4.28    4.62     .02
---------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                        --            --         .07      --      --
---------------------------------------------------------------------------------------------
  Distribution from net realized gain          .70            --         .43     .97     .40
---------------------------------------------------------------------------------------------
Total dividends                                .70            --         .50     .97     .40
---------------------------------------------------------------------------------------------
Net asset value, end of period           $   17.80         21.83       18.28   14.50   10.85
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               (15.69   )%     19.42      29.60   43.29     .15
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                      1.42%         1.32        1.31    1.25    1.25
---------------------------------------------------------------------------------------------
Net investment income (loss)                   .25%          .51         .87    (.16)   (.03)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                      1.42%         1.32        1.47    1.83    1.82
---------------------------------------------------------------------------------------------
Net investment income (loss)                   .25%          .51         .71    (.74)   (.61)
---------------------------------------------------------------------------------------------




                                             ------------------------------------------------
                                                                 CLASS B
                                         --------------------------------------------------------
                                                       ELEVEN MONTHS                SEPTEMBER 11
                                          YEAR ENDED       ENDED       YEAR ENDED       TO
                                         NOVEMBER 30,  NOVEMBER 30,   DECEMBER 31,  DECEMBER 31,
                                             1998          1997           1996         1995

-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    21.46        18.14          14.48            15.75
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.12  )      (.04    )       .01             (.02)
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                      (3.31  )      3.36           4.11             (.41)
-------------------------------------------------------------------------------------------------
Total from investment operations              (3.43  )      3.32           4.12             (.43)
-------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                         --           --            .03               --
-------------------------------------------------------------------------------------------------
  Distribution from net realized gain           .70           --            .43              .84
-------------------------------------------------------------------------------------------------
Total dividends                                 .70           --            .46              .84
-------------------------------------------------------------------------------------------------
Net asset value, end of period           $    17.33        21.46          18.14            14.48
-------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                (16.45  )%     18.30         28.54            (2.52)
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                       2.34%        2.34           2.12             2.00
-------------------------------------------------------------------------------------------------
Net investment income (loss)                   (.67  )%      (.51    )       .06            (.99)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                       2.34%        2.34           2.49             2.39
-------------------------------------------------------------------------------------------------
Net investment loss                            (.67  )%      (.51    )      (.31   )        (1.38)
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS



                                         --------------------------------------------------------
                                                                 CLASS C
                                         --------------------------------------------------------
                                                       ELEVEN MONTHS                SEPTEMBER 11
                                          YEAR ENDED       ENDED       YEAR ENDED       TO
                                         NOVEMBER 30,  NOVEMBER 30,   DECEMBER 31,  DECEMBER 31,
                                             1998          1997           1996         1995

-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $   21.51         18.17          14.48            15.75
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (.12)         (.03)           .01             (.02)
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                     (3.30)         3.37           4.14             (.41)
-------------------------------------------------------------------------------------------------
Total from investment operations             (3.42)         3.34           4.15             (.43)
-------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                        --            --            .03               --
-------------------------------------------------------------------------------------------------
  Distribution from net realized gain          .70            --            .43              .84
-------------------------------------------------------------------------------------------------
Total dividends                                .70            --            .46              .84
-------------------------------------------------------------------------------------------------
Net asset value, end of period           $   17.39         21.51          18.17            14.48
-------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               (16.37)%       18.38          28.77            (2.51)
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                      2.28%         2.24           2.06             1.95
-------------------------------------------------------------------------------------------------
Net investment income (loss)                  (.61)%        (.41)           .12             (.94)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                      2.28%         2.24           2.19             2.35
-------------------------------------------------------------------------------------------------
Net investment loss                           (.61)%        (.41)          (.01)           (1.34)
-------------------------------------------------------------------------------------------------




                                         --------------------------------------------------------
                                                                 CLASS I
                                         --------------------------------------------------------
                                                       ELEVEN MONTHS                NOVEMBER 1
                                          YEAR ENDED       ENDED       YEAR ENDED       TO
                                         NOVEMBER 30,  NOVEMBER 30,   DECEMBER 31,  DECEMBER 31,
                                             1998          1997           1996         1995

-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $   22.08         18.40          14.52            14.25
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .28           .13            .25               --
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                     (3.53)         3.55           4.13             1.11
-------------------------------------------------------------------------------------------------
Total from investment operations             (3.25)         3.68           4.38             1.11
-------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                        --            --            .07               --
-------------------------------------------------------------------------------------------------
  Distribution from net realized gain          .70            --            .43              .84
-------------------------------------------------------------------------------------------------
Total dividends                                .70            --            .50              .84
-------------------------------------------------------------------------------------------------
Net asset value, end of period           $   18.13         22.08          18.40            14.52
-------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               (15.14)%       20.00          30.28             8.03
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                       .86%          .89            .84              .47
-------------------------------------------------------------------------------------------------
Net investment income                          .81%          .94           1.34              .28
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                       .86%          .89            .84              .90
-------------------------------------------------------------------------------------------------
Net investment income (loss)                   .81%          .94           1.34             (.15)
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------



                                                       ELEVEN MONTHS
                                          YEAR ENDED       ENDED        YEAR ENDED DECEMBER 31,
                                         NOVEMBER 30,  NOVEMBER 30,    -------------------------
                                             1998          1997         1996      1995    1994

------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $  980,411      1,263,144     273,222   31,606   6,931
------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             50%            83          23       86     140


------------------------------------------------------------------------------------------------

NOTES:
Per share data for the year ended December 31, 1996 were determined based on average shares outstanding. Total return does not reflect the effect of any sales charges.

Scudder Kemper Investments, Inc. waived a portion of its management fee and absorbed certain operating expenses of the fund through the period ended December 31, 1996. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.
--------------------------------------------------------------------------------

 TAX INFORMATION
--------------------------------------------------------------------------------

The fund paid distributions of $.43 per share from net long-term capital gains during the year ended November 30, 1998, of which 67% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

DIRECTORS                         OFFICERS
DANIEL PIERCE                     MARK CASADY                       STEVEN T. STOKES
Chairman and Director             President                         Vice President

JAMES E. AKINS                    PHILIP J. COLLORA                 LINDA J. WONDRACK
Director                          Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                MAUREEN E. KANE
Director                          JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                                 CAROLINE PEARSON
Director                          THOMAS H. FORESTER                Assistant Secretary
                                  Vice President
THOMAS W. LITTAUER                                                  ELIZABETH C. WERTH
Director and Vice President       ANN M. MCCREARY                   Assistant Secretary
                                  Vice President
FRED B. RENWICK                                                     BRENDA LYONS
Director                          KATHRYN L. QUIRK                  Assistant Treasurer
                                  Vice President
JOHN B. TINGLEFF
Director                          THOMAS F. SASSI
                                  Vice President
JOHN G. WEITHERS
Director                          CORNELIA SMALL
                                  Vice President




 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
 .............................................................................................
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL                             KEMPER DISTRIBUTORS, INC.
UNDERWRITER                           222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

KEMPER FUNDS LOGO
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Style/Value Style prospectus.
KSCVF - 2(1/26/99) 1064440